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                                                                    EXHIBIT 10.4

                                AMENDMENT NO. 1
                                       TO
                        MANAGEMENT CONSULTANT AGREEMENT

     Amendment No. 1, dated May 17, 1996, to Management Consultant Agreement dated August 4, 1993 between RENCO METALS, INC., a Delaware corporation ("Corporation"), and THE RENCO GROUP, INC., a New York corporation ("Consultant").

                              W I T N E S S E T H:

     WHEREAS, Corporation and Consultant are parties to the aforementioned Management Consultant Agreement and desire to amend the same effective immediately as herein provided,

     NOW, THEREFORE, it is hereby agreed as follows:

     (a) Paragraph 3(b) of the Management Consultant Agreement and all references in such Agreement to an Additional Fee are hereby deleted effective immediately.

     (b) Consultant agrees that Corporation is not indebted to Consultant in any amount whatsoever on the date hereof on account of the Additional Fee previously in effect.

     (c) The parties reaffirmed the Management Consultant Agreement as amended hereby.

                                          RENCO METALS, INC.

                                          By   /s/  Roger L. Fay

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                                          THE RENCO GROUP, INC.

                                          By   /s/  Roger L. Fay

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